SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): October 21, 1999
                                                          (October 21, 1999)

                             FRANKLIN RESOURCES, INC.
              (Exact name of registrant as specified in its charter)



       ....  DELAWARE....................1-9318...............13-2670991...
      (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
       (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code.(650) 312-3000


                   ----------------------------------------------
          (Former name or former address, if changed since last report)

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


Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on October 21, 1999 by Franklin  Resources,
Inc.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRANKLIN RESOURCES, INC.
                        (Registrant)


Date: October 21, 1999  /s/ Leslie M. Kratter
                        --------------------------
                         LESLIE M. KRATTER
                         Vice President


                                Exhibits


A. Press Release issued on October 21, 1999 by Franklin Resources, Inc.

FROM:       Franklin Resources, Inc.
            Public Relations: Holly Gibson (650) 312-4701
            Investor Relations:  (650) 525-8900
            www.frk.com


                            For Immediate Release

             Franklin Resources Announces Fiscal Year End Results


San Mateo, CA, October 21, 1999-- Franklin Resources, Inc. (NYSE: BEN) today reported net income of $426.7 million, or $1.69 per share diluted on revenues of $2,262.5 million for the year ended September 30, 1999. These results included pretax restructuring charges of $58.5 million. Had the Company not taken these charges, diluted per share earnings would have been approximately $1.86 during this period. Net income for the year ended September 30, 1998 was $500.5 million, or $1.98 per share diluted, on revenues of $2,577.3 million. Net income for the quarter ended September 30, 1999 was $132.4 million, or $0.52 per share diluted, on revenues of $574.0 million. Net income for the quarter ended September 30, 1998 was $112.3 million, or $0.44 per share diluted, on revenues of $598.6 million. Assets under management by the Company's subsidiaries were $218.1 billion, compared to $227.7 billion in the preceding quarter and $208.6 billion at this time last year. Quarterly average assets under management during the current quarter were $223.3 billion compared to $223.6 billion in the preceding quarter and $221.6 billion in the same quarter a year ago. Franklin Resources, Inc. provides global and domestic investment management, shareholder and distribution services to the Franklin Templeton mutual funds and institutional accounts in over 100 different nations worldwide. Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands except
assets under management and per share data.)

                                  Three months ended          Year ended
                                     September 30            September 30
                                 -----------------------------------------------
                                       1999       1998       1999         1998
Operating revenues:
Investment management fees         $347,308   $339,651   $1,340,612  $1,413,273
Underwriting and distribution
  fees                              175,743    208,483      718,871     982,647
Shareholder servicing fees           46,076     42,762      184,948     160,560
Other                                 4,845      7,690       18,066      20,792
                                 -----------------------------------------------
Total operating revenues            573,972    598,586    2,262,497   2,577,272
                                 -----------------------------------------------
Operating expenses:
Underwriting and distribution       152,348    173,328     620,047      841,706
Compensation and benefits           125,686    134,362     515,137      553,085
Information systems, technology
  and occupancy                      58,076     51,895     212,495      181,665
Advertising and promotion            25,925     33,538     105,935      125,925
Amortization of deferred sales
  commissions                        24,366     27,231      95,948      105,405
Amortization of intangible assets     9,281      9,577      37,220       36,857
Other                                17,573     25,644      78,152       90,533
Restructuring charges                     -          -      58,455            -
                                 -----------------------------------------------
Total operating expenses            413,255    455,575   1,723,389    1,935,176
                                 -----------------------------------------------

Operating income                    160,717    143,011     539,108      642,096
                                 -----------------------------------------------

Other income (expense):
Investment and other income          18,681     14,717      55,934       56,723
Interest expense                     (5,133)    (6,034)    (20,958)     (22,535)
                                 -----------------------------------------------

Other income (expense), net          13,548      8,683      34,976       34,188
                                 -----------------------------------------------

Income before taxes on income       174,265    151,694     574,084      676,284
Taxes on income                      41,824     39,441     147,373      175,834
                                 -----------------------------------------------

Net income                         $132,441   $112,253    $426,711     $500,450
                                 ===============================================
Earnings per share:
     Basic                           $0.53      $0.44       $1.69        $1.98
     Diluted                         $0.52      $0.44       $1.69        $1.98

Dividends per share                 $0.055      $0.05       $0.22        $0.20

Average shares outstanding
(in thousands):
     Basic                         252,005     252,579     252,122      252,723
     Diluted                       252,618     252,707     252,757      252,941

Assets under management
(in millions):
     End of period                $218,100    $208,591    $218,100     $208,591
     Simple monthly average
       for period                 $223,345    $221,633    $219,809     $226,855


Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except assets under management and per share data.)

                                                                       Three months ended

                                                30-Sep-99    30-Jun-99   31-Mar-99    31-Dec-98    30-Sep-98
Operating revenues:
Investment management fees                       $347,308     $340,515    $322,419     $330,370     $339,651
Underwriting and distribution fees                175,743      176,118     178,406      188,604      208,483
Shareholder servicing fees                         46,076       45,376      47,762       45,734       42,762
Other                                               4,845        4,766       5,484        2,971        7,690
                                                 -----------------------------------------------------------
Total operating revenues                          573,972      566,775     554,071      567,679      598,586
                                                 -----------------------------------------------------------

Operating expenses:
Underwriting and distribution                    152,348       151,353     153,300      163,046      173,328
Compensation and benefits                        125,686       126,821     128,816      133,814      134,362
Information systems, technology and occupancy     58,076        53,829      52,111       48,479       51,895
Advertising and promotion                         25,925        26,379      25,393       28,238       33,538
Amortization of deferred sales commissions        24,366        23,600      22,963       25,019       27,231
Amortization of intangible assets                  9,281         9,283       9,283        9,373        9,577
Other                                             17,573        19,004      18,770       22,805       25,644
Restructuring charges                                  -             -      12,315       46,140            -
                                                ------------------------------------------------------------
Total operating expenses                         413,255       410,269     422,951      476,914      455,575
                                                ------------------------------------------------------------

Operating income                                 160,717       156,506     131,120       90,765      143,011
                                                ------------------------------------------------------------

Other income (expense):
Investment and other income                       18,681        12,227      14,490       10,536       14,717
Interest expense                                  (5,133)       (4,876)     (4,776)      (6,173)      (6,034)
                                                -------------------------------------------------------------
Other income (expense), net                       13,548         7,351       9,714        4,363        8,683
                                                -------------------------------------------------------------

Income before taxes on income                    174,265       163,857     140,834       95,128      151,694
Taxes on income                                   41,824        40,550      38,363       26,636       39,441
                                                -------------------------------------------------------------


Net income                                       $132,441     $123,307    $102,471      $68,492     $112,253
                                                =============================================================

Earnings per share:
     Basic                                         $0.53         $0.49       $0.41        $0.27       $0.44
     Diluted                                       $0.52         $0.49       $0.41        $0.27       $0.44

Dividends per share                               $0.055        $0.055      $0.055       $0.055       $0.05

Average shares outstanding (in thousands):
     Basic                                       252,005       252,103     252,189      251,860      252,579
     Diluted                                     252,618       252,595     252,579      252,055      252,707

Assets under management (in millions):
     End of period                               $218,100     $227,734    $215,960     $220,236     $208,591
     Simple monthly average for period           $223,345     $223,620    $216,439     $216,959     $221,633


ASSETS UNDER MANAGEMENT


(In billions)              30-Sep-99  30-Jun-99  31-Mar-99  31-Dec-98  30-Sep-98
                           -----------------------------------------------------
Franklin Templeton Group:
  Equity:
      Global/international     $96.8     $102.0      $91.4      $92.8      $84.8
      Domestic (U.S.)           37.6       40.4       37.4       40.4       37.6
                           -----------------------------------------------------
      Total Equity             134.4      142.4      128.8      133.2      122.4
                           -----------------------------------------------------
  Hybrid funds <F1>             10.2       10.8       10.7       11.5       11.2


  Fixed income:
      Tax-free                  48.2       50.0       51.6       50.9       50.5
      Taxable:
         Domestic
           (primarily
            US Govt.)           15.8       15.9       16.1       16.0       16.0

         Global/international    3.9        3.9        4.0        4.0        3.7
                             ---------------------------------------------------
      Total Fixed Income        67.9       69.8       71.7       70.9       70.2
                             ---------------------------------------------------

     Money funds                 5.6        4.7        4.8        4.6        4.8
                             ===================================================

        Total Franklin
          Templeton Group     $218.1     $227.7     $216.0     $220.2     $208.6
                             ===================================================




<F1> Hybrid funds include asset allocation,  balanced, flexible and income-mixed funds as defined by the Investment Company Institute. Periods prior to March 31, 1999 have been restated to reflect the reclassification of certain funds to Domestic Equity from the Hybrid category.

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